SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 19, 1998

                       Enteractive, Inc.
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    (Exact name of registrant as specified in its charter)


    Delaware                     1-13360           22-3272662
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


     110  West 40th Street, Suite 2100, New York, New York 10018
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 221-6559


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On February 19, 1998, Enteractive, Inc. (the "Company") completed a private placement of $2,000,000 of newly issued Series B Convertible Preferred Stock, $.01 par value. The Company issued a press release relating to the private placement which is attached hereto as an exhibit.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits.

    99.1      Press release relating to private placement.

    99.2 Pro forma balance sheet of the Company as of January 31, 1998 to reflect the receipt of the proceeds from the private placement. Such pro forma balance sheet is unaudited and is based on information from the books and records of the Company and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles or in accordance with the instructions to Form 10-QSB have been omitted. The proceeds from the private placement will be reflected in the balance sheet to be included in the Company's Form 10-QSB for the fiscal quarter ended February 28, 1998.

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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENTERACTIVE, INC.



Dated: February 20, 1998               By:  /s/ Kenneth Gruber
                                            -------------------
                                            Name:  Kenneth Gruber
                                            Title: Chief Financial Officer
                                                   and Secretary


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